SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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ABTECH HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

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4110 N. Scottsdale Road

Suite 235

Scottsdale, Arizona 85251

Dear Fellow Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Abtech Holdings, Inc. on May 28, 2015 at 10:00 a.m. MST. The meeting will be held at our corporate offices located at 4110 N. Scottsdale Rd., Suite 235, Scottsdale, Arizona 85251.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON you must either call or email Yvonne Zappulla at Grannus Financial Advisors at (212) 681-4108 or yvonne@grannusfinancial.com on or before May 22, 2015 and ask to have your name placed on the attendance list. Only those whose names appear on the attendance list will be allowed to enter and attend the meeting. Please note that you will need to present picture identification to gain entrance to the meeting.

Enclosed please find our 2015 Proxy Statement, the Notice of Annual Meeting and proxy card, as well as our Annual Report on Form 10-K for the year ended December 31, 2014. Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number, over the Internet, or by mail, in each case by following the instructions on the proxy card. If you do attend the meeting, you will, of course, have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a broker, nominee, fiduciary or other custodian, please follow the instructions you receive from them to vote your shares.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Abtech Holdings, Inc.

Sincerely,

Glenn R. Rink
President, Chief Executive Officer and Director

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

The annual meeting of stockholders of AbTech Holdings, Inc. will be held on Thursday, May 28, 2015, at 10:00 a.m. MST, at the company’s corporate offices located at 4110 N. Scottsdale Rd., Suite 235, Scottsdale, Arizona 85251 for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	The election of a board of directors consisting of eight members to serve until the next regular meeting of stockholders or until their successors have been duly elected and qualified;
2.	Ratification of the selection of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for the year ending December 31, 2015;
3.	The transaction of such other business as may properly come before the annual meeting.

Only stockholders of record at the close of business on March 31, 2015 are entitled to notice of and to vote at our annual meeting. A list of stockholders as of this date will be available during normal business hours for examination at our offices by any stockholder for any purpose relevant to our annual meeting for a period of ten days prior to the annual meeting.

All stockholders are urged to attend our annual meeting in person or vote by proxy. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND OUR ANNUAL MEETING IN PERSON, PLEASE SIGN AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT OUR ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. The proxy is revocable at any time prior to its exercise and will not affect your right to vote in person in the event you attend our annual meeting.

By order of the Board of Directors

Lane J. Castleton, Secretary
Scottsdale, Arizona
April 17, 2015

Notice Regarding Availability of Proxy Materials for the 2015 Annual Meeting of

Stockholders to be Held on May 28, 2015

Our Proxy Statement, Annual Report on Form 10-K, and proxy card are available on the Internet at http://www.proxyvote.com and at the “SEC Filings” section under the “Investors” tab on our corporate website at http://www.abtech industries.com.

4110 N. Scottsdale Road

Suite 235

Scottsdale, Arizona 85251

PROXY STATEMENT

Introduction

This Proxy Statement contains information related to the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of AbTech Holdings, Inc. (the “Company”, “we” or “our”) for use in connection with our annual meeting of stockholders to be held on Thursday, May 28, 2015, beginning at 10:00 a.m., Mountain Standard Time, at the company’s corporate offices located at 4110 N. Scottsdale Rd., Suite 235, Scottsdale, Arizona 85251, and at any and all adjournments or postponements thereof. At our annual meeting, stockholders will be asked to consider and vote upon the following proposals: (i) the election of a board of directors consisting of eight members to serve until the next annual meeting or until their successors have been duly elected and qualified; (ii) the ratification of the selection of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for the year ending December 31, 2015; and (iii) the transaction of such other business as may properly come before the annual meeting. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about April 30, 2015.

Information Concerning Solicitation and Voting

Record Date

Only holders of record of our common stock at the close of business on March 31, 2015 (the “Record Date”) are entitled to notice of our Annual Meeting and to vote at our Annual Meeting. As of the Record Date, we had 68,543,002 shares of our common stock issued and outstanding.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to our Secretary, at or before the taking of the vote at our Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending our Annual Meeting and voting in person.

Voting and Solicitation

Each share of our common stock is entitled to one vote on all matters presented at our Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed unrevoked proxies will be voted: (i) FOR the election of each of the nominees for director named in this proxy statement and (ii) FOR the ratification of the selection of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for 2015. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed proxy card will vote such proxy in accordance with the recommendation of our Board.

If you will not be able to attend our annual meeting to vote in person, please vote your shares by completing and returning the accompanying proxy card or by voting electronically via the Internet or by telephone. To vote by mail, please mark, sign and date the accompanying proxy card and return it promptly in the enclosed postage paid envelope. To vote by Internet, go to www.proxyvote.com and to vote by telephone, call 1-800-690-6903, and follow the instructions to cast your vote. For voting by Internet or telephone, you will need to have your 12-digit control number located on your proxy card. Please do not return the enclosed paper ballot if you are voting by Internet or telephone.

We intend to solicit proxies primarily by mail. However, directors, officers, agents and employees may communicate with stockholders, banks, brokerage houses and others by telephone, e-mail, in person or otherwise to solicit proxies. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserve the option to do so. All expenses incurred in connection with this solicitation will be borne by us. We request that brokerage houses, nominees, custodians, fiduciaries and other like parties forward the soliciting materials to the underlying beneficial owners of our common stock. We will reimburse reasonable charges and expenses in doing so.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at our Annual Meeting is the holders of a majority of the stock issued and outstanding on the Record Date and entitled to vote at our Annual Meeting, present in person or by proxy.

Shares that are voted “FOR” or “AGAINST” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at our Annual Meeting with respect to such matter.

Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but not for purposes of determining the number of votes cast with respect to a proposal. Thus, abstentions will not affect the outcome of the proposals presented at the Annual Meeting.

Broker non-votes are shares held in street name for which a broker returns a proxy card but indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but not for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the proposals presented at the annual meeting.

If your shares of common stock are held by a bank, broker or other nominee, please follow the instructions you receive from your bank, broker or other nominee to have your shares of common stock voted. If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, then your shares will be voted as you direct. If you do not give instructions, then for the ratification of the independent registered public accounting firm, the broker may vote your shares in its discretion, but for the election of directors the broker may not be entitled to vote your shares at all.

Deadline for Receipt of Stockholder Proposals for 2016 Annual Meeting of Stockholders

Pursuant to Rule 14a-8 of the Securities and Exchange Commission (“SEC”), proposals by eligible stockholders that are intended to be presented at our 2016 annual meeting of stockholders must be received by our Corporate Secretary at AbTech Holdings, Inc., 4110 North Scottsdale Road, Suite 235, Scottsdale, Arizona 85251 not later than December 31, 2015 in order to be considered for inclusion in our proxy materials.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding those individuals currently serving as our directors (or nominated to serve as a director) and executive officers:

Name	Age	Position
Glenn R. Rink	55	Chief Executive Officer, President, and Director
Jonathan Thatcher	45	Vice President and Chief Operating Officer of AbTech Industries, Inc. and Director
William S. Brennan	52	Director
Olivia H. Farr	54	Director
David Greenwald	60	Director
A. Judson Hill	60	Director
William C. McCartney	61	Director
Karl Seitz	64	Director
Lane J. Castleton	59	Chief Financial Officer, Vice President, Secretary and Treasurer

Biographical information with respect to our director nominees (Glenn R. Rink, Jonathan Thatcher, William S. Brennan, Olivia H. Farr, David Greenwald, A. Judson Hill, William C. McCartney, and Karl Seitz) is set forth below beginning on page 4 under the heading “PROPOSAL 1 — ELECTION OF DIRECTORS”.

Biographical information for our executive officer who does not also serve on our Board is as follows:

Lane J. Castleton has served as our Chief Financial Officer, Vice President, and Treasurer since February 10, 2011 and has been the Secretary since May17, 2012. Mr. Castleton has served as Chief Financial Officer of AbTech Industries, Inc. since 1998. Mr. Castleton has over 30 years of experience managing accounting, and finance functions. From 1992 to 1997, Mr. Castleton managed the finance, accounting, and administrative functions of Marine Preservations Association, an oil industry trade association that funded the establishment of a national catastrophic oil spill response capability. For nine years, Mr. Castleton served as the Controller and Chief Financial Officer of Symbion, Inc., a publicly traded medical device manufacturing company. Mr. Castleton is a CPA with a master’s degree in professional accountancy, and public accounting experience gained as an auditor for Coopers & Lybrand (now PriceWaterhouseCoopers), an international public accounting firm.

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PROPOSAL 1 — ELECTION OF DIRECTORS

(Item No. 1 on the Proxy Card)

Our Board of Directors currently consists of eight members. At each annual meeting of stockholders, our director nominees are elected for a one year term to succeed those directors whose terms are expiring at such annual meeting. This year, all eight directors who are currently serving have been nominated to be elected to another one year term. Each person elected as a director will continue in office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or retirement.

All of the nominees are current directors and have consented to serve as directors. The Board has no reason to believe that any of the nominees will be unable to act as a director. However, should a nominee become unable to serve or should a vacancy on the Board occur before the Annual Meeting, the Board may either reduce its size or designate a substitute nominee. If a substitute nominee is named, your shares will be voted for the election of the substitute nominee designated by the Board. In the vote on the election of the director nominees, stockholders may vote FOR nominees or WITHHOLD votes from nominees.

The persons appointed by the Board of Directors as proxies intend to vote “FOR” the election of each of these nominees, unless you indicate otherwise on the proxy or voting instruction card.

Directors are elected by a “plurality” of the shares voted. Plurality means that the nominee with the largest number of votes is elected, up to the maximum number of directors to be chosen (in this case, eight directors). Stockholders can either vote “for” the nominee or withhold authority to vote for the nominee. However, shares that are withheld will have no effect on the outcome of the election of directors. Broker non-votes also will have no effect on the outcome of the election of the directors.

The following pages contain biographical and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led the Board to determine that each nominee should serve as a Director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THESE NOMINEES AS DIRECTORS.

Nominees for Director

Glenn R. Rink, 55, has served as our Chief Executive Officer and President since February 10, 2011, and as a director or our Company since October 4, 2010. Mr. Rink is an entrepreneur and founder of AbTech Industries, Inc. Since AbTech Industries, Inc.’s inception, in June 1995, Mr. Rink has led AbTech Industries, Inc. through its transition from a start-up R&D venture to an operating company with developed products on the market. From 1992 to 1995, Mr. Rink was the President of HydroGrowth International, an agricultural products company that specializes in aqueous absorption polymer technology. The advancement of this technology at HydroGrowth expanded into the development and application of polymer technologies and fostered the founding of AbTech Industries, Inc. For the 12 years prior to founding HydroGrowth, Mr. Rink was involved in the restaurant industry where he participated in business expansions and acquisitions that resulted in the creation of Desert Moon Cafe, a restaurant franchise business. Mr. Rink is also currently the Chairman of the Board of Directors and the Chairman of the Board of Trustees of Waterkeepers Alliance, Inc., a nonprofit organization working to protect water resources. Our Board determined that Mr. Rink is qualified to serve as a director because he has extensive knowledge in various management roles in our industry, including the application of polymer technologies and solutions to protect the environment and natural resources. In addition, Mr. Rink has experience in raising capital and brings a valuable entrepreneurial approach to management and operational issues.

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Jonathan Thatcher, 45, has served as a director of our Company and as Vice President and Chief Operating Officer of AbTech Industries, Inc. since February 10, 2011. Mr. Thatcher is the past Director and President of Exeter Life Sciences, Inc., a holding company that invested in and promoted human, plant and animal technologies that positively contribute to the health of people, the environment and animals. Mr. Thatcher has also previously served as Chairman of Arcadia Biosciences, Inc., the Co-founder and Chairman of Kronos — The Optimal Health Company, the Chairman of ViaGen, Inc., the Chairman and Interim President for Start Licensing, Inc., and a Director of OneTouch Systems, Inc. Mr. Thatcher is a past member of the board and former Chair of the Governance Committee for the Arizona Chapter of the National Multiple Sclerosis Society. Our Board determined that Mr. Thatcher is qualified to serve as a director because he has extensive knowledge in various management roles in biosciences companies, including in management positions with various operational responsibilities.

William S. Brennan, 52, has been a director of our Company since March 24, 2014, following approximately 1½ years on the Company’s Advisory Board. From August 2014 to April 2015, Mr. Brennan was the Portfolio Manager – Water Solutions for EcoAlpha Asset Management, for which he was one of the founders. From July 2010 to July 2014, Mr. Brennan was the Chief Investment Officer and Portfolio Manager for Summit Global Management, Inc., overseeing the development and management of water equity strategies for the firm. From October 2008 to June 2010, he was the President and Managing Partner for Brennan Investment Partners, a water infrastructure and investment firm. During his career he has been a Portfolio Manager of the Praetor Global Water Equities Fund in Luxemburg and the Kinetics Water Infrastructure Fund, a Senior Analyst with Pacific Growth Equities and has held various senior positions with Coopers & Lybrand, Law Engineering and General Electric. Mr. Brennan serves on the Board of Directors of The Water Initiative, the Dean’s advisory council for the School of Engineering at Colorado State University and was a member of Jabil Circuits CleanTech Advisory Board from 2010 to 2014. Mr. Brennan has a B.S. in Mechanical Engineering and Biology from Lehigh University; a MS in Biomedical Engineering from Colorado State University and an MBA from Villanova University where he has also been an adjunct professor in the graduate MBA program.  Our Board determined that Mr. Brennan is qualified to serve as a director because of his extensive financial and business expertise in the water sector and broad experience with growth companies as a portfolio manager.

Olivia H. Farr, 54, has served as a director of our Company since February 10, 2011. Since February 2005, Ms. Farr has been President of Farr on Film, LLC, a website and event business promoting the best in film. She is also Co-Founder and Senior Vice President of Bedford 2020 Coalition, a non-profit dedicated to reducing her town’s greenhouse gas emissions 20% by 2020. Ms. Farr is also the Chair of the John Merk Fund. Past employment includes Partner at First Funding Associates in Stamford, Connecticut, Research Associate at Natural Resources Defense Council and Assistant Director of the Mrs. Giles Whiting Foundation. Ms. Farr has an M.B.A. from Pace University, an M.P.A. from New York University and a B.A. from the University of Pennsylvania. Our Board determined that Ms. Farr is qualified to serve as a director because she has extensive knowledge in various fields of enterprise, including non-profits, environmental issues and entrepreneurial start-ups, and because she brings a valuable entrepreneurial approach to management and oversight issues and practices.

David Greenwald, 60, has served as a director of our Company since February 10, 2011. Mr. Greenwald is the Chairman of Lansco-Segal Colors Co., Inc., a global supplier of pigments to the coatings, ink, plastic and construction industries. During his more than 35 years with Lansco, he also served as President of Shoot the Moon Productions (1982-1984), a company that produced with Warner Bros., a television series that ran for four years and is still in syndication in some markets. From 1995 to 1999, Mr. Greenwald served on the Board of Directors for Northern Westchester Center for the Arts and from 2000 to 2008 served on the Board of Directors of The Boys and Girls Clubs of Northern Westchester. He received a B.A. from Connecticut College. Our Board determined that Mr. Greenwald is qualified to serve as a director because he has extensive business management experience and extensive knowledge of supply chain businesses and product distribution.

Karl Seitz, 64, has served as a director of our Company since February 10, 2011. Mr. Seitz is the owner of Seitz & Associates, a financial advisory firm and is the past President of Deimos Ventures, LLC, a private equity fund focused on investing in early stage technology companies relative to water, bio fuels and genetics. He was responsible for the overall management of the fund including investment strategy, analysis and acquisitions. Prior to forming Deimos, Mr. Seitz served with Mars, Inc., a global food manufacturer, for 20 years in a number of domestic and international financial positions, including National Accounting Manager. He became a CPA after receiving his Bachelor of Arts from UCLA in Economics and Political Science. Mr. Seitz was formerly Controller for Kawasaki Motors USA from 1977 to 1984 and Senior Tax Advisor at Arthur Andersen from 1973 to 1977. He is active in a number of community non-profit organizations in Southern California. Our Board determined that Mr. Seitz is qualified to serve as a director because he has extensive knowledge and experience with private investment funds as well as global business operations, finance and accounting.

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A. Judson Hill, 60, has served as a director of our Company since February 10, 2011. Since January 2014, Mr. Hill has served as the Managing Partner of Blue Star Capital LLC. For approximately four years prior to that he was the Managing Director of NGP Energy Capital Management, a private equity firm. Formerly, Mr. Hill was the Managing Partner with Summit Global Management Inc., focusing on strategic business development and private-market investments, a Partner with The Halifax Group, a Washington DC private equity firm with investments including water and other infrastructure-related businesses, and a partner with Aqua International Partners, L.P., a private equity fund affiliated with Texas Pacific Group focused exclusively in the global water sector. Mr. Hill earlier served as a Managing Director for HSBC, where he was responsible for investment-banking activities including water technology/services and water utilities. Mr. Hill also has 15 years of operational management experience with Westinghouse Electric Corp. and Atlantic Richfield Corp. Mr. Hill has B.S./M.S. degrees in Civil/Environmental Engineering from the University of Pittsburgh and a B.S. degree in Biology and Chemistry from Edinboro University. Our Board determined that Mr. Hill is qualified to serve as a director because he has extensive knowledge about financial transactions and the development and growth of business enterprises.

William C. McCartney, 61, has served as a director of our Company since November 2013. Mr. McCartney recently retired from Watts Water Technologies, Inc. (NYSE: WTS), where he served for over 27 years in various positions including Controller, Vice President of Finance and Chief Financial Officer. Mr. McCartney began his career at Honeywell working as a manufacturing accountant and also served in various financial controller capacities for Gould. Mr. McCartney received a Bachelor of Science degree in business administration and accounting from Boston College and earned a Master of Science degree in finance from Bentley College. He currently serves on the boards of New England Hemophilia Association and Merrimac Valley YMCA. Our Board determined that Mr. McCartney is qualified to serve as a director because he has extensive knowledge and experience in global financial and information technology, strategic planning, acquisitions, tax and treasury functions and regulatory reporting gained as the Chief Financial Officer of a multinational, public company.

CORPORATE GOVERNANCE

Overview

The following sections of this Proxy Statement provide an overview of the Company’s corporate governance structure and processes, including the independence and other criteria we use in selecting director nominees; our Board leadership structure; and certain responsibilities and activities of the Board and its committees. We also discuss how stockholders can communicate with the Board.

The Board is committed to maintaining strong corporate governance principles and practices. Our governance structure and processes are based upon a number of key governance documents, including our Code of Business Conduct and Ethics (the “Code of Conduct”), which was first adopted on February 24, 2007 and was last updated on May 17, 2012. The Code of Conduct addresses general business ethical principles, embodies our commitment to certain ethical principles and sets forth the responsibilities of the Company and its officers and directors with regard to the Company’s shareholders, employees, customers, lenders, and other stakeholders. The Code of Conduct is reviewed at least annually and updated periodically in response to changing regulatory requirements, evolving practices, issues raised by our stockholders and other stakeholders and otherwise as circumstances warrant.

Director Qualification Standards and Review of Director Nominees

Due to the Company’s financial condition, small size and scope of operations, we do not have a separately designated and standing nomination committee at this time, and therefore the entire Board is responsible for screening and reviewing potential director candidates and nominating and recommending such candidates for election by the stockholders. The Board considers recommendations of potential candidates from current Directors, management and stockholders. Stockholders’ nominees for directors must be made in writing and include the nominee’s written consent to the nomination and sufficient background information on the candidate to enable the committee to assess his or her qualifications. Nominations from stockholders must be addressed and must be received in accordance with the instructions set forth under “Requirements, Including Deadlines For Submission of Stockholder Proposals and Nominees” on page 20 of this Proxy Statement in order to be included in the Proxy Statement relating to the next annual election of Directors.

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Criteria for Board Membership

From time to time, the Board reviews and assesses the appropriate skills and characteristics required of Board members in the context of the current size and make-up of the Board. This assessment includes issues of diversity in numerous factors such as work experience and other knowledge relevant to the Company’s core businesses. These factors, and any other qualifications considered useful by the Board, are reviewed in the context of an assessment of the perceived needs of the Board when nominating and recommending candidates for election by the stockholders. As a result, the priorities and emphasis that the Board places on various selection criteria may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective members. Therefore, while focused on the achievement and the ability of potential candidates to make a positive contribution with respect to such factors, the Board has not established any specific minimum criteria or qualifications that a nominee must possess. In addition the Board is committed to considering candidates for the Board regardless of gender, ethnicity and national origin. We believe that these considerations and the flexibility of our nomination process have created on our Board diversity of a type that is effective for the Company.

Director Independence

With the assistance of legal counsel to the Company, the Board has determined that, other than Glenn R. Rink and Jonathan Thatcher, who are employees of the Company, each of the members of the Board is an “independent director” as defined under the NASDAQ Listing Rules and satisfies the standards in Rule 10A-3(b)(i) under the Securities Exchange Act of 1934, as amended, as the term applies to membership on the Board and its committees. NASDAQ’s independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. In addition, as further required by NASDAQ rules, our Board has made an affirmative subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to the Company and its management. On an annual basis, each director and executive officer is obligated to complete a questionnaire that requires disclosure of any transactions with the Company in which the director or officer, or any member of his or her family, have a direct or indirect material interest.

Based upon all of the elements of independence set forth in the NASDAQ rules and listing standards, the Board has determined that each of the following non-employee directors is independent and has no relationship with the Company, except as a member of our Board of Directors and stockholder of the Company:

William S. Brennan	Olivia H. Farr	David Greenwald
A. Judson Hill	William C. McCartney	Karl Seitz

In addition, the Board determined that Mr. Rink is not independent because he is our Chief Executive Officer and President, and Mr. Thatcher is not independent because he is a Vice President of the Company and also the Chief Operating Officer of our majority-owned subsidiary, AbTech Industries, Inc.

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CORPORATE GOVERNANCE REPORT

Good corporate governance is fundamental to our business and our success. We seek to ensure that good governance and responsible business principles and practices are part of our culture and values and the way we do business.

Board Leadership Structure and Role in Risk Oversight

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Our current structural philosophy provides for a board comprised primarily of independent non-employee directors, as well as Compensation and Audit Committees comprised entirely of independent non-employee directors. The Board believes that this leadership structure is optimal for the Company at the current time, as it provides independent oversight, coupled with a small number of employee directors who are deeply familiar with the history and operations of the Company.

Management is responsible for assessing and managing risk, subject to oversight by the Board. The Board executes its oversight responsibility for risk assessment and risk management both directly and through its Audit and Compensation Committees.

Stockholder Communications

Stockholders may communicate with the Board by writing to us at Abtech Holdings, Inc., 4110 North Scottsdale Road, Suite 235, Scottsdale, Arizona 85251, Attn: Corporate Secretary. Communication received in writing will be distributed to the Chairman of the Board or the chairman of the appropriate Board committee, depending on the facts and circumstances contained in the communication received. The Corporate Secretary has been instructed not to forward items that are deemed to be of a frivolous nature, unrelated to the duties and responsibilities of the Board or are otherwise inappropriate for the Board’s consideration. In certain instances, the Corporate Secretary may forward such correspondence elsewhere in the Company for review and possible action or response.

BOARD AND COMMITTEE MEMBERSHIP

During 2014, our Board met seven (7) times. The Board also has an Audit Committee, which during 2014 met six (6) times, and a Compensation Committee, which did not meet formally during 2014. All compensation issues were addressed by the entire Board during 2014. Each member of the Audit and Compensation Committees is an independent director in accordance with NASDAQ standards. Each of our Directors attended at least 75% of the meetings of the Board and the Board committees on which he or she served that were held during the time he or she was a Director in 2014. Currently, we do not maintain a standing Nominating Committee, and the functions typically served by a nominating committee are done by our Board.

All Board members are expected to attend the Annual Meeting unless an emergency prevents them from doing so. All Board members attended the Annual Meeting of the Company held in 2014.

The Audit Committee

The Audit Committee met six (6) times in 2014 and consists of Karl Seitz (Chairman), William C. McCartney and William S. Brennan. All Audit Committee members are independent directors. The Audit Committee Charter was adopted by the Board of Directors on May 17, 2012 and is available on the Company’s website at http://www.abtechindustries.com/investor-info/corporate-governance. The Audit Committee is responsible for reviewing with the independent registered public accounting firm and management, the adequacy and effectiveness of internal controls over financial reporting. The Audit Committee also reviews and consults with management and the independent registered public accounting firm on matters related to the annual audit, the published financial statements, interim reviews, and the accounting principles applied. The Audit Committee is directly involved in the appointment, compensation, retention and oversight of the Company’s independent auditors and evaluates the independent auditors’ qualifications, performance and independence. The Audit Committee reviews reports from management relating to the status of compliance with laws, regulations and internal procedures.

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In addition, the Audit Committee is responsible for reviewing and discussing with management the Company’s policies with respect to risk assessment and risk management. Further detail about the role of the Audit Committee in risk assessment and risk management is included in the section entitled “Governance Information — Board Leadership Structure and Role in Risk Oversight.”

The Audit Committee has established policies and procedures for the pre-approval of all services by the independent auditors. Further detail about the role of the Audit Committee may be found in “Proposal 2 — Ratification of Independent Registered Public Accounting Firm” later in this Proxy Statement.

The Board has determined that each of the members of the Audit Committee is financially literate and independent, as defined by the rules of the SEC and NASDAQ. Our Audit Committee must also include at least one independent member who is determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules, including that the person meets the relevant definition of an “independent director.” Our Board has determined that Karl Seitz and William C. McCartney are audit committee financial experts. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Seitz’s and Mr. McCartney’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon them any duties, obligations or liability that are greater than are generally imposed on them as members of the Audit Committee and the Board, and their designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

The Audit Committee is required by rules of the SEC to publish the following report to stockholders concerning the Audit Committee’s activities during the prior fiscal year.

Audit Committee Report

The information contained in this Audit Committee Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).

In connection with the financial statements for the fiscal year ended December 31, 2014, the Audit Committee has:

(1) reviewed and discussed the audited financial statements with management,

(2) discussed with Semple, Marchal & Cooper, LLP, the Company’s independent registered public accounting firm (the “Auditors”), the matters required to be discussed by Clarified Statements on Auditing Standards; The Auditor’s Communication With Those Charged With Governance (AICPA, Professional Standards, AU-C section 260) and as adopted by the PCAOB in Rule 3200T, and

(3) received the written disclosure and letter from the Auditors with respect to the matters required by PCAOB Rule 3526, “Communications with Audit Committees Concerning Independence.”

The Audit Committee discussed with our Auditors the overall scope and plans for the audit. Our Audit Committee meets with the Auditors, with and without management present, to discuss the results of their examinations, the evaluation of our internal controls and the overall quality of our reporting.

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Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC. The Board has approved this inclusion.

THE AUDIT COMMITTEE

Karl Seitz (Chairman)

William C. McCartney

William S. Brennan

The Compensation Committee

The Compensation Committee, which did not formally meet in 2014, consists of A. Judson Hill (Chairman), David Greenwald, Olivia H. Farr and William C. McCartney (added as Compensation Committee Member on January 14, 2015) all of whom are independent directors. The Compensation Committee Charter was approved by the Board of Directors on May 17, 2012 and is available on the Company’s website at http://www.abtechindustries.com/investor-info/corporate-governance. During 2014, the Committee had responsibility for establishing, implementing and monitoring the Company’s compensation philosophy as it relates to executive officers. For additional information concerning the compensation philosophy employed by the Compensation Committee during 2014, please see the section titled “EXECUTIVE COMPENSATION” beginning on page 14 of this Proxy Statement.

DIRECTOR COMPENSATION

Summary of Director Compensation

Our Board of Directors is comprised of three types of directors: (i) directors that are also executive officers of the Company (Type 1); (ii) directors that have significant ownership positions in the Company but are not officers of the Company (Type 2); and (iii) directors that are not officers of the Company and have only minor ownership positions in the Company other than equity interests received as compensation for serving as a director of the Company (Type 3). Type 1 directors do not receive additional compensation for their services as members of our Board. Prior to 2014, the Company had separate compensation policies for Type 2 and Type 3 Directors. For 2014, the Board approved a compensation policy that is the same for all non-employee directors (Type 2 and Type 3) whereby such Directors receive an annual cash retainer of $10,000, plus $2,500 each calendar quarter if they attend the regular meetings and a majority of special meetings of the Board held during such calendar quarter. Members of the Audit Committee receive an annual fee of $750 and the chairman of the Audit Committee receives an annual fee of $1,000 for service on that committee. Members of the Compensation Committee receive an annual fee of $375 and the chairman of the Compensation Committee receives an annual fee of $500 for service on that committee. Non-employee directors (Type 2 and Type 3) have also received a grant of non-qualified stock options under the Company’s 2012 Incentive Stock Plan. Each director has been granted options for 240,000 shares, with options for 60,000 shares vesting annually if the director continues to serve as a director. For 2014, Directors received an option grant of 40,000 shares, with vesting conditioned upon the Company achieving a specified gross margin on sales revenue during the fiscal year. These performance based options did not vest in 2014 and expired on December 31, 2014. In January 2015, Directors received a new option grant of 40,000 shares, with vesting conditioned upon the Company achieving a gross margin on sales of $5 million during 2015.

On January 31, 2014, the Board, upon the recommendation of the Compensation Committee, approved the following changes to the director compensation policy, effective beginning in 2014:

1)	Eliminated the distinction between Type 2 and Type 3 directors thus providing that all non-employee directors are compensated the same in accordance with the compensation policy described above for Type 3 directors.

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2)	Adopted a provision that gives directors the right to elect to receive the cash portion of their director compensation in the form of cash or common stock of the Company, with the stock issued being valued at the closing price of the Company’s common stock on the date the election is made by the Director and subject to the limitation that such election will only be allowed during a time declared by the Company as an open window for trading by insiders.
3)	Assigned one Director, A. Judson Hill, to act as the Chairman of the Company’s Advisory Board, with an annual compensation amount of $10,000 for service in this capacity.

Non-employee directors do not receive compensation from us other than as directors or as a committee member. There are no family relationships among our directors and executive officers.

Director Compensation Table

The following table summarizes the compensation paid to our non-employee directors for 2014:

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)	Option Awards ($) (2) (3)	Non- Equity Incentive Plan Comp ($)	Nonqualified Deferred Comp Earnings ($)	All Other Compensation ($)	Total ($)
William C. Brennan	-	15,375	83,308	-	-	-	98,683
Olivia H. Farr	-	25,938	-	-	-	-	25,938
David Greenwald	-	26,750	-	-	-	-	26,750
A. Judson Hill	-	51,000	-	-	-	-	51,000
William C. McCartney	-	25,938	11,104	-	-	-	37,042
Karl Seitz	-	42,375	-	-	-	-	42,375

(1)	Reflects the aggregate grant date fair value of stock issued to directors during the year upon their election to receive the cash portion of their compensation earned during 2013 and 2014 in the form of stock and was computed in accordance with FASB ASC Topic 718.

(2)	Reflects the aggregate grant date fair value of options granted during the year computed in accordance with FASB ASC Topic 718.

(3)	As of December 31, 2014, the aggregate number of stock option awards outstanding for each director was as follows:

Name	Option Shares
William S. Brennan	240,000
Olivia H. Farr	399,713
David Greenwald	399,713
A. Judson Hill	399,713
William C. McCartney	240,000
Karl Seitz	399,713

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VOTING SECURITIES OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The table below sets forth the number of shares of our common stock beneficially owned as of the close of business on April 15, 2015 by each of our Directors and each of our executive officers, the number of shares beneficially owned by all of our directors and such executive officers as a group, and each person we know to be the beneficial owner of more than 5% of the outstanding common stock.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and generally includes voting or investment power over securities. Under this rule, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days of April 15, 2015 upon the exercise of options and warrants and upon the conversion of debt to common stock. Each beneficial owner’s percentage ownership is determined by assuming that all options, warrants and convertible debt held by such person that are exercisable or convertible into shares of common stock within 60 days of April 15, 2015, have been exercised or converted. The table and footnotes also include information about such options, warrants and debt instruments.

Unless otherwise noted, the address of each person named in the table is 4110 N. Scottsdale Road, Suite 235, Scottsdale, AZ 85251.

		Common Stock
Name of Beneficial Owner	Footnote Reference	Amount and Nature of Beneficial Ownership**	Percent of Class Owned
Directors and Executive Officers:
Glenn R. Rink	1	4,289,312	6.2%
Jonathan Thatcher	2	377,000	*
William S. Brennan	3	126,591	*
Olivia H. Farr	4	731,378	1.1%
David Greenwald	5	1,389,831	2.0%
A. Judson Hill	6	558,457	*
William C. McCartney	7	148,598	*
Karl Seitz	8	468,122	*
Lane J. Castleton	9	486,480	*
All Directors and executive officers as a group (10 persons)		8,575,769	11.9%

5% Holders:
Golden Properties Ltd. #500, 1177 West Hastings Street Vancouver, BC V6E 2K3	10	11,011,436	13.8%

*	Percent of class owned is less than 1%.

**	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(1)	Includes options to purchase 1,115,927 shares of Company common stock.

(2)	Includes options to purchase 357,000 shares of Company common stock.

(3)	Includes options to purchase 80,000 shares of Company common stock.

(4)	Includes options to purchase 339,713 shares of Company common stock.

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(5)	Includes options to purchase 339,713 shares of Company common stock and 99,407 shares of Abtech common stock held by other entities for which Mr. Greenwald has shared voting and investment power.

(6)	Represents options to purchase 339,713 shares of Company common stock.

(7)	Represents options to purchase 60,000 shares of Company common stock.

(8)	Includes options to purchase 339,713 shares of Company common stock.

(9)	Represents options to purchase 486,480 shares of Company common stock.

(10)	Represents 7,899,589 shares of Company common stock issuable upon conversion of two secured convertible promissory notes in the aggregate principal amount of $3,900,000 and warrants to purchase 3,111,847 shares of Company common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE, RELATED PERSONS TRANSACTIONS AND INDEMNIFICATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, as amended, requires our Directors and certain of our officers to file reports of holdings and transactions in shares of the Company’s common stock with the SEC. Based on our records and other information, we believe that in 2014 our directors and our officers who are subject to Section 16(a) (our “Named Directors and Officers”) met all applicable filing requirements except that one Form 4 filed by A. Judson Hill and one Form 3 filed by William S. Brennan were filed late.

Review and Approval of Transactions with Related Persons

Although we have adopted the Code of Conduct, we still rely on our Board to review related party transactions on an ongoing basis to prevent conflicts of interest. The Board reviews a transaction in light of the affiliations of the director, officer, or employee and the affiliations of such person’s immediate family. Transactions are presented to our Board for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If the Board finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. Our Board approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company.

Golden Properties, Ltd., is considered a related party because it has a beneficial ownership interest in the Company of greater than 5%. During 2014, Golden Properties, Ltd. participated in the Company’s private offerings by purchasing $2,787,979 of Secured Notes and a $600,000 Convertible Note. All of these notes earn interest at 7.5% per annum. The Company made no payments of interest or principal on these notes during 2014.

Indemnification

We indemnify our officers and directors to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company. This is required under our Bylaws, and we have also entered into agreements with certain individuals contractually obligating us to provide this indemnification to them.

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EXECUTIVE COMPENSATION

Overview

This section describes the Company’s executive compensation program for 2014 and certain elements of the 2015 program. We use this program to attract, motivate and retain the colleagues who lead our business. The Board has responsibility for establishing, implementing and monitoring the Company’s compensation philosophy as it relates to our executive officers. Our executive officers have broad policy-making authority in the Company, and the Board holds them responsible for the Company’s financial performance and for setting and maintaining a culture of strong ethics.

The following table sets forth the compensation earned during the applicable fiscal year by each individual who served as our principal executive officer during 2014, and our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of the last completed fiscal year.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compen- sation ($)	All Other Compen- sation ($)	Total ($)
Glenn R. Rink	2014	224,947	-	-	-	-	6,863	231,810
CEO, President (our principal executive officer)	2013	224,679	-	-	-	-	6,932	231,611
Jonathan Thatcher	2014	182,000	-	-	-	-	-	182,000
COO, AbTech Industries, Inc.	2013	182,000	-	-	-	-	-	182,000
Lane J. Castleton	2014	170,000	-	-	-	-	-	170,000
CFO (our principal financial officer)	2013	170,000	-	-	-	-	-	170,000
Bjornulf White (3)	2014	175,769	-	-	-	-	-	175,769
EVP of Corporate Strategy and Business Development, AbTech Industries, Inc.; President AEWS Engineering	2013	185,000	-	-	-	-	-	185,000

(1)	This table includes compensation paid by the Company’s subsidiary, AbTech Industries, Inc.

(2)	These amounts represent full grant date fair value of these awards, in accordance with the Financial Accounting Standard Board’s (“FASB”) ASC Topic 718.

(3)	Mr. White was the EVP of Corporate Strategy and Business Development of AbTech Industries and the President of AEWS Engineering for all of 2013 and through September 2014. In September 2014, Mr. White discontinued acting as EVP of Corporate Strategy and Business Development and focused all of his efforts on his role as President of AEWS Engineering.

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Compensation Philosophy and Objectives

The Board believes that Abtech’s executive compensation program implements and achieves the goals of our executive compensation philosophy. The Board believes that an effective executive compensation program rewards the achievement of identified annual, long-term and strategic goals by the Company. An effective program seeks to align the interests of the Company’s executives with those of its stockholders by rewarding performance above established goals that may be expected to enhance stockholder value. The Board considers performance and compensation to ensure that the Company is able to attract, motivate and retain superior people in key positions and that compensation provided to key employees is competitive relative to the compensation paid to similarly situated executives in peer companies generally. The Board believes that an effective means of achieving those objectives is to provide a compensation package to the Company’s executives, including the Named Executive Officers, which includes both cash and stock-based compensation that rewards performance measured against established goals.

2014 Executive Compensation Components

For the year ended December 31, 2014, the main elements of compensation for our named executive officers were:

•	base salary; and
•	a performance-based cash bonus plan; and
•	equity-based long-term compensation through the 2012 Incentive Stock Plan.

2015 Executive Compensation Components

For the 2015 fiscal year, it is expected that the main elements of compensation for our named executive officers will be similar to the components used in 2014 and will be:

•	base salary; and
•	a performance-based cash bonus plan; and
•	equity-based long-term compensation through the 2012 Incentive Stock Plan.

Potential Payments Upon Termination or Change-in-Control; Employment Agreements

There are no employment agreements between Abtech Holdings and any of its officers or directors. Our majority-owned subsidiary AbTech Industries has entered into an employment agreement with Glenn R. Rink and Lane J. Castleton (for the purposes of this section only, each an “Executive” and collectively, the “Executives”). Under these agreements, the Executives are entitled to compensatory benefits in the event the Executive terminates his employment for good reason (meaning the assignment to Executive of any duties materially inconsistent with Executive’s position, authority, duties or responsibilities as described in the agreement or failure of AbTech Industries to comply with the compensation and benefit provisions of the agreements) or upon the termination of the Executive’s employment by AbTech Industries without cause (meaning at the option of AbTech Industries in the event it determines it is in AbTech Industries’ best interest to terminate the employment of Executive). Under these circumstances AbTech Industries is required to pay to the Executive a severance benefit equal to Executive’s salary at the then current annual salary rate for a period equal to the product of (A) the number of years of service of Executive with the Company (specifically including those years of service rendered prior to the Effective Date) times (B) two (2) months. AbTech Industries may elect to pay the severance benefit described herein either as one lump sum within 30 days of the notice of termination, or in a series of bi-weekly installments beginning on the regularly scheduled payday of AbTech Industries which follows the effective date of such termination with the amount of each such installment being equal to the Executive’s then current bi-weekly salary amount. AbTech Industries is required to pay to the Executive an additional severance benefit equal to the cost of extending the Executive’s health insurance coverage under the provisions of COBRA for a period of eighteen (18) months, with such severance amount being paid in a lump sum payment grossed up to cover the taxes that Executive is required to pay on such benefit. All stock options theretofore granted to the Executive to purchase any equity shares of AbTech Industries shall become immediately and fully vested and exercisable in accordance with the terms of the AbTech Industries’ stock option plans and grant awards. The base annual salary provisions of the agreements with the Executives have been superseded by salary amounts recommended by the Compensation Committee and approved by the Board of Directors.

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Non-Equity Incentive Compensation

We maintain a bonus plan for executive officers and selected other members of senior management, including management at our majority-owned subsidiary, AbTech Industries, Inc. Under the plan, our Compensation Committee establishes financial and other pertinent objectives for the period and may assign each executive officer a fixed annual target bonus amount. Our Compensation Committee also retains authority to award discretionary bonuses for performance in other aspects of the business not covered by the established goals. For 2013, our Compensation Committee fixed annual bonus amounts ranging from $17,000 to $142,000 for each executive officer for each of three gross margin goals ranging from $2,500,000 to $7,500,000 during the year. In 2013, the performance goals were not met and no bonus amounts were paid. The Compensation Committee did not fix any bonus amounts and performance target for 2014 and has not fixed any bonus amounts and performance targets for 2015.

Equity Grants

There were no grants of restricted stock awards and options to our named executive officers in 2014 or 2013.

In 2011, executive officers were granted certain stock options with vesting conditioned upon the Company achieving a specified gross margin on sales revenue during the fiscal year. These performance based options did not vest in 2012 or 2013. On January 31, 2014, the Board of Directors extended the vesting schedule for these options to allow for vesting during 2014, again conditioned on specific gross margin performance targets being met. These performance targets were not met in 2014 and these options expired at the end of the year.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses certain information regarding all outstanding equity awards at fiscal year-end for each of the officers named in the Summary Compensation Table, as of December 31, 2014. Some values contained in the table below have not been, and may never be, realized. The options might never be exercised and the value, if any, will depend on the share price on the exercise date.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Glenn R. Rink	212,951				0.70	12/13/17
	106,476				0.70	10/11/20
	796,500		265,500	(1)	0.42	12/14/21
Jonathan Thatcher	357,000		119,000	(2)	0.42	12/14/21
Lane J. Castleton	133,095				0.70	12/13/17
	63,885				0.70	10/11/20
	289,500		96,500	(3)	0.42	12/14/21
Bjornulf White	53,238				0.70	10/11/20
	315,750		105,250	(4)	0.42	12/14/21

(1)	265,500 options vest on December 15, 2015.
(2)	119,000 options vest on December 15, 2015.
(3)	96,500 options vest on December 15, 2015.
(4)	105,250 options vest on December 15, 2015.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2014 regarding securities issued under the Company’s 2012 Incentive Stock Plan under which equity securities of the Company are authorized for issuance. The 2012 Incentive Stock Plan (the “2012 Plan”) was approved by stockholders of the Company at its annual meeting of stockholders on May 17, 2012. The 2012 Plan allows for up to 9,000,000 shares of common stock awards to be granted during the term of the plan. The exercise price of options granted under the 2012 Plan is determined by the 2012 Plan Committee and may not be less than 100% of the fair market value of the common stock of ABHD on the grant date. Options expire not more than 10 years from the date of grant.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	6,919,902	$0.53	3,506,500
Equity compensation plans not approved by security holders	-	-	-
Total	6,919,902	$0.53	3,506,500

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PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item No. 2 on the Proxy Card)

Upon the recommendation of the Audit Committee, the Board has selected Semple, Marchal & Cooper, LLP to serve as our independent registered public accounting firm for 2015. In taking this action, the Board considered Semple, Marchal & Cooper, LLP’s independence with respect to the services to be performed and other factors, which the Board believes is advisable and in the best interest of the stockholders. Semple, Marchal & Cooper, LLP served as our independent registered public accounting firm for the years ended December 31, 2010, 2011, 2012, 2013 and 2014, and has no financial interest of any kind in us except the professional relationship between auditor and client.

Representatives of Semple, Marchal & Cooper, LLP will attend the annual meeting in person or telephonically. They will have an opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.

We are asking our stockholders to ratify the selection of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for 2015. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Semple, Marchal & Cooper, LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered a recommendation to the Board to consider the selection of a different firm. Even if the selection is ratified, the Board may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

An affirmative vote of the majority of the votes cast at the Annual Meeting is required to ratify the selection of Semple, Marchal & Cooper, LLP as the Company’s independent registered public accounting firm. If the appointment of Semple, Marchal & Cooper, LLP as auditors for 2015 is not approved by stockholders, the adverse vote will be considered a direction to the Board to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for 2015 will stand, unless the Board determines there is a reason for making a change.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” the
ratification of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for 2015.

Audit and Non-Audit Fees

The following table shows the fees for professional services rendered by Semple, Marchal & Cooper, LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2014 and 2013, and fees billed for other services rendered by Semple, Marchal & Cooper, LLP during those periods.

Fee Category	2014 Fees ($)	2013 Fees ($)

Audit Fees	$73,360	$70,515
Audit-Related Fees	6,520	39,426
Tax Fees	6,767	5,429
All Other Fees	603	1,161
Total Fees	$87,250	$116,531

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Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by the above auditors in connection with statutory and regulatory fillings or engagements. Audit-related fees consist of fees billed for professional services rendered for the review of SEC filings or other reports containing the audited financial statements. Tax fees consist of fees to prepare the Company’s federal and state income tax returns. Other fees relate to advisory services related to research on accounting or other regulatory matters.

The Audit Committee pre-approved all audit and non-audit services to be performed by the independent registered public accounting firm in accordance with the rules and regulations promulgated under the Exchange Act for the fiscal years ended December 31, 2014 and 2013. The percentage of hours expended on the principal accountant’s engagement to audit the Company’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

None of the above-described professional service fees were approved by the Board in reliance upon the de minimus exception to the pre-approval requirements of federal securities laws and regulations.

The Board has adopted a policy on pre-approval of audit and permissible non-audit services, which is set forth below.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with the requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, the Audit Committee has established a pre-approval policy and procedures for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the Audit Committee subject to certain restrictions. The policy sets out the specific services pre-approved by the Audit Committee and the applicable limitations, while ensuring the independence of the independent auditors to audit the Company’s financial statements is not impaired. The pre-approval policy does not include a delegation to management of the Audit Committee responsibilities under the Exchange Act.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management submits for Audit Committee approval a list of services and related fees expected to be rendered during that year within each of four categories of services:

(1) Audit services include audit work performed on the financial statements and internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and discussions surrounding the proper application of financial accounting and/or reporting standards.

(2) Audit-related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

(3) Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis; assisting with coordination of execution of tax-related activities, primarily in the area of corporate development; supporting other tax-related regulatory requirements; and tax compliance and reporting.

(4) All other services are those services not captured in the audit, audit-related or tax categories. The Company generally does not request such services from the independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves independent registered public accounting firm services within each category and the fees for each category are budgeted. The Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

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REQUIREMENTS, INCLUDING DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINEES

Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit their proposals so that they are received at our principal executive offices no later than the close of business on December 31, 2015. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

To be in proper form, a stockholder’s proposal or nomination must comply with SEC Rule 14a-8. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about compliance with SEC and other requirements. The Company will not consider any proposal or nomination that does not meet the requirements of SEC Rule 14a-8 for submitting a proposal or nomination.

Notices of intention to present proposals at the 2016 Annual Meeting must be addressed to our Corporate Secretary at the address set forth on the first page of this Proxy Statement. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with SEC and other applicable requirements.

ANNUAL REPORT TO STOCKHOLDERS

Our 2014 Annual Report on Form 10-K is available electronically and accompanies this Proxy Statement to our stockholders. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not to be considered a part of our proxy solicitation materials.

Upon request, we will provide, without charge to each stockholder of record as of the record date specified on the first page of this Proxy Statement, a copy of our Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the SEC. Any exhibits listed in the Annual Report on Form 10-K also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our executive offices set forth on the first page of this Proxy Statement.

OTHER MATTERS

The Board knows of no matters, other than the proposals presented above, to be submitted to the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the proxy card enclosed with this Proxy Statement to vote the shares they represent as the Board may recommend.

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ABTECH HOLDINGS, INC. 4110 N. SCOTTSDALE RD, STE. 235 SCOTTSDALE, AZ 85251

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 P.M., EDT on May 27, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy card and annual reports electronically via e-mail or the Internet, To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy-materials electronically in future years.

VOTE BY PHONE – 800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing c/o 51 Mercedes Way, Edgewood, NY 11717

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR the listed nominees:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	☐	☐	☐
1 Election of Directors Nominees

01 Glenn R. Rink	02 Jonathan Thatcher	03 William S. Brennan
04 Olivia H. Farr	05 David Greenwald	06 A. Judson Hill
07 William C. McCartney	08 Karl Seitz

The Board of Directors recommends you vote For the following proposal 2:

2 Ratification of the selection of Semple, Marchal & Cooper, LLP as the company’s independent registered public accounting firm for the year ending December 31, 2015	For ☐	Against ☐	Abstain ☐
NOTE: When properly executed, this proxy will be voted as directed. If no direction is given, the proxies will vote FOR each of the listed board nominees in proposal 1 and FOR proposal 2. If any other matters properly come before the meeting, the proxies will vote as the Board may recommend.
For address change/comments, mark here.
(see reverse for instructions) ☐

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com and on the Company’s website at http://www.abtechindustries.com/investor-info.

PROXY SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS

FOR 2015 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 28, 2015

The undersigned appoints Glenn R. Rink and Lane J. Castleton, and each of them, as proxies, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2015 Annual Meeting of Stockholders of ABTECH HOLDINGS, INC. (“Abtech”), to be held on May 28, 2015, and at any adjournment or postponement thereof and authorizes them to vote at such meeting, as designated on the reverse side of this form, all the shares of common stock of Abtech held of record by the undersigned on March 31, 2015.

UNLESS A DIFFERENT INDICATION IS MADE ON THE REVERSE SIDE OF THIS FORM, THE PROXIES WILL VOTE FOR EACH OF THE LISTED BOARD NOMINEES IN PROPOSAL 1, FOR PROPOSAL 2 AND IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS PROPERLY COMES BEFORE THE MEETING.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

See reverse for voting instructions